                                                                  EXHIBIT 4.3.13


================================================================================


                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.,
                                   AS ISSUER,

                               THE PARTIES LISTED
                             ON THE SIGNATURE PAGES
                             HERETO AS GUARANTORS,
                                 AS GUARANTORS,

                                      AND

                 IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE

                          ---------------------------

                                AMENDMENT NO. 12

                         DATED AS OF DECEMBER 15, 1997

                                     TO THE

                                   INDENTURE

                           DATED AS OF APRIL 21, 1995

                          ---------------------------

                                  $76,808,000

                   13 1/4% SENIOR SUBORDINATED NOTES DUE 2003

================================================================================

         AMENDMENT NO. 12, dated as of December 15, 1997 ("Amendment No. 12"), to the INDENTURE, dated as of April 21, 1995, as amended (the "Indenture"), among CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation, as Issuer (the "Company"), the parties listed on the signature pages hereto as Guarantors (each individually, a "Guarantor" and collectively, the "Guarantors"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee").

         Each party agrees for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") to amend, pursuant to Section 8.01(4) of the Indenture, the Indenture as follows:

         1. K-106, Inc., a Texas corporation ("K-106"), is a wholly-owned indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. K-106 delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 12 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, K-106 shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 12 and the defined term "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include K-106.

         2. GulfStar Beaumont Broadcasting, Inc., a Texas corporation ("GulfStar Beaumont"), is a wholly-owned indirect subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. GulfStar Beaumont delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 12 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, GulfStar Beaumont shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 12 and the defined term "Guarantor" contained in Article
1.01 of the Indenture shall be deemed to include GulfStar Beaumont.

         3. This Amendment No. 12 supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Securities issued thereunder shall continue in full force and effect.

         4. This Amendment No. 12 may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         5. THIS AMENDMENT NO. 12 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

         6. The Trustee shall not be responsible for any recital herein as such recitals shall be taken as statements of the Company, or the validity of the execution by the Guarantor of the Amendment No. 12. The Trustee makes no representation as to the validity or sufficiency of this Amendment No. 12.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 12 to the Indenture to be duly executed and attested as of the date and year first written above.

                                       CAPSTAR RADIO BROADCASTING PARTNERS, INC.



                                        By: /s/ WILLIAM S. BANOWSKY, JR.
                                           -------------------------------------
                                           William S. Banowsky, Jr.
                                           Executive Vice President

ATTEST:


---------------------------
Kathy Archer
Assistant Secretary

                                   GUARANTORS:

                                   AMERON BROADCASTING CORPORATION
                                   ASHEVILLE BROADCASTING CORP.
                                   ATLANTIC STAR COMMUNICATIONS, INC.
                                   ATLANTIC CITY BROADCASTING CORP.
                                   BATON ROUGE BROADCASTING COMPANY, INC.
                                   BC FUNDS HOLDINGS CO., INC.
                                   BEATRICE BROADCASTING CORP.
                                   BENCHMARK COMMUNICATIONS HOLDINGS, INC.
                                   BREADBASKET BROADCASTING CORPORATION
                                   CAPSTAR ACQUISITION COMPANY, INC.
                                   CENTRAL STAR COMMUNICATIONS, INC.
                                   COMMODORE MEDIA OF KENTUCKY, INC.
                                   COMMODORE MEDIA OF NORWALK, INC.
                                   COMMODORE MEDIA FLORIDA, INC.
                                   COMMODORE MEDIA OF WESTCHESTER, INC.
                                   COMMODORE MEDIA OF PENNSYLVANIA, INC.
                                   COMMODORE MEDIA OF DELAWARE, INC
                                   CONGAREE BROADCASTERS, INC.
                                   CORKSCREW BROADCASTING CORPORATION
                                   COUNTRY HEARTLINES, INC.
                                   CURREY BROADCASTING CORPORATION
                                   DANBURY BROADCASTING, INC
                                   DAYTONA BEACH BROADCASTING CORP.
                                   DIXIE BROADCASTING, INC.
                                   GREAT AMERICAN EAST, INC.
                                   GULFSTAR COMMUNICATIONS WACO LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS PORT ARTHUR
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS CORPUS CHRISTI
                                           LICENSEE, INC.

                                   GULFSTAR BEAUMONT BROADCASTING, INC.
                                   GULFSTAR COMMUNICATIONS BEAUMONT
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS LUFKIN LICENSEE, INC. GULFSTAR COMMUNICATIONS BATON ROUGE
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS VICTORIA
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS OKLAHOMA
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS OKLAHOMA, INC.
                                   GULFSTAR COMMUNICATIONS LUBBOCK
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS TYLER LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS KILLEEN
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS, INC.
                                   GULFSTAR COMMUNICATIONS HOLDINGS, INC.
                                   GULFSTAR COMMUNICATIONS MANAGEMENT, INC.
                                   GULFSTAR COMMUNICATIONS BEAUMONT, INC.
                                   GULFSTAR COMMUNICATIONS LUFKIN, INC.
                                   GULFSTAR COMMUNICATIONS PORT ARTHUR, INC.
                                   GULFSTAR COMMUNICATIONS TEXARKANA, INC.
                                   GULFSTAR COMMUNICATIONS TYLER, INC.
                                   GULFSTAR COMMUNICATIONS VICTORIA, INC.
                                   GULFSTAR COMMUNICATIONS BATON ROUGE, INC.
                                   GULFSTAR COMMUNICATIONS NEW MEXICO
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS CORPUS CHRISTI, INC.
                                   GULFSTAR COMMUNICATIONS WACO, INC.
                                   GULFSTAR COMMUNICATIONS ARKANSAS, INC.
                                   GULFSTAR COMMUNICATIONS NEW MEXICO, INC.
                                   GULFSTAR COMMUNICATIONS KILLEEN, INC.
                                   GULFSTAR COMMUNICATIONS LUBBOCK, INC.
                                   GULFSTAR COMMUNICATIONS ARKANSAS
                                           LICENSEE, INC.
                                   GULFSTAR COMMUNICATIONS TEXARKANA
                                           LICENSEE, INC.
                                   HOUNDSTOOTH BROADCASTING CORPORATION
                                   JAMBOREE IN THE HILLS, INC
                                   K-106, INC.
                                   LADNER COMMUNICATIONS HOLDING CORP.
                                   MOUNTAIN RADIO CORPORATION
                                   NELSON BROADCASTING CORPORATION
                                   O.C.C., INC.
                                   ORANGE COMMUNICATIONS, INC.
                                   OSBORN SOUND & COMMUNICATIONS CORP.
                                   OSBORN ENTERTAINMENT ENTERPRISES CORPORATION
                                   PACIFIC STAR COMMUNICATIONS, INC.
                                   RADIO WBHP, INC.
                                   RADIOCO I, INC.
                                   RADIOCO II, INC.
                                   RAINBOW BROADCASTING CORPORATION
                                   RKZ TELEVISION, INC.
                                   SHORT BROADCASTING CORPORATION

                                   SNG HOLDINGS, INC.
                                   SONANCE WACO LICENSE SUBSIDIARY, INC.
                                   SONANCE WACO OPERATING COMPANY, INC.
                                   SOUTHEAST RADIO HOLDING CORP.
                                   SOUTHERN STAR COMMUNICATIONS, INC.
                                   WAITE BROADCASTING CORP.
                                   WNOK ACQUISITION COMPANY, INC.
                                   YELLOW BRICK RADIO CORPORATION



                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                       -----------------------------------------
                                         William S. Banowsky, Jr.
                                         Vice President

ATTEST:

/s/ KATHY ARCHER
--------------------------------
Kathy Archer
Assistant Secretary

                                  MOUNTAIN LAKES BROADCASTING, L.L.C.

                                  By:     Dixie Broadcasting, Inc.,
                                          its Member


                                          By: /s/ WILLIAM S. BANOWSKY, JR.
                                              ----------------------------------
                                              William S. Banowsky, Jr.
                                              Vice President

ATTEST:

/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                  By:     Radio WBHP, Inc.,
                                          its Member


                                          By: /s/ WILLIAM S. BANOWSKY, JR.
                                              ----------------------------------
                                              William S. Banowsky, Jr.
                                              Vice President
ATTEST:

/s/ KATHY ARCHER
----------------------------------
Kathy Archer
Assistant Secretary


                                  WILMINGTON WJBR-FM, L.L.C.

                                  By:     Commodore Media of Delaware, Inc.,
                                          its Manager


                                          By: /s/ WILLIAM S. BANOWSKY, JR.
                                              ----------------------------------
                                              William S. Banowsky, Jr.
                                              Vice President

ATTEST:

/s/ KATHY ARCHER
----------------------------------
Kathy Archer
Assistant Secretary

                                   MUSIC HALL CLUB, INC.


                                  By: /s/ LARRY ANDERSON
                                      ------------------------------------------
                                      Larry Anderson
                                      President
ATTEST:

/s/ NANCY ANDERSON
-----------------------------------
Nancy Anderson
Secretary and Treasurer

                                  BENCHMARK COMMUNICATIONS RADIO LIMITED
                                       PARTNERSHIP

                                  By:     Benchmark Communications Holdings,
                                          Inc., its General Partner



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                      ------------------------------------------
                                      William S. Banowsky, Jr.
                                      Vice President

ATTEST


/s/ KATHY ARCHER
-----------------------------------
Kathy Archer
Assistant Secretary


                                   BENCHMARK JACKSON, L.L.C.

                                   By:     Benchmark Communications Radio
                                           Limited Partnership, its
                                           Member

                                   By:     Benchmark Communications
                                           Holdings, Inc., its General
                                           Partner



                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                       -----------------------------------------
                                       William S. Banowsky, Jr.
                                       Vice President

ATTEST


/s/ KATHY ARCHER
-----------------------------------
Kathy Archer
Assistant Secretary

                                   BENCHMARK RADIO ACQUISITION FUND I LIMITED
                                           PARTNERSHIP
                                   BENCHMARK RADIO ACQUISITION FUND IV LIMITED
                                           PARTNERSHIP
                                   BENCHMARK RADIO ACQUISITION FUND VII LIMITED
                                           PARTNERSHIP
                                   BENCHMARK RADIO ACQUISITION FUND VIII LIMITED
                                           PARTNERSHIP
                                   BENCHMARK RADIO ACQUISITION FUND IX LIMITED
                                           PARTNERSHIP
                                   BENCHMARK RADIO ACQUISITION FUND XI LIMITED
                                           PARTNERSHIP

                                   By:     Benchmark Communications Radio
                                           Limited Partnership, its General
                                           Partner

                                   By:     Benchmark Communications Holdings,
                                           Inc., its General Partner


                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                       ----------------------------------------
                                       William S. Banowsky, Jr.
                                       Vice President

ATTEST


/s/ KATHY ARCHER
-----------------------------------
Kathy Archer
Assistant Secretary

                                   WDOV LICENSE LIMITED PARTNERSHIP
                                   WDSD LICENSE LIMITED PARTNERSHIP
                                   WSRV LICENSE LIMITED PARTNERSHIP

                                   By:     Benchmark Radio Acquisition
                                           Fund I Limited Partnership,
                                           its General Partner

                                   By:     Benchmark Communications Radio
                                           Limited Partnership, its
                                           General Partner

                                   By:     Benchmark Communications
                                           Holdings, Inc., its General
                                           Partner



                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                       ----------------------------------------
                                       William S. Banowsky, Jr.
                                       Vice President

ATTEST


/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                   BENCHMARK RADIO ACQUISITION FUND V
                                             LIMITED PARTNERSHIP
                                   WOSC LICENSE LIMITED PARTNERSHIP
                                   WKOC LICENSE LIMITED PARTNERSHIP
                                   WWFG LICENSE LIMITED PARTNERSHIP

                                   By:     Benchmark Radio Acquisition
                                           Fund IV Limited Partnership,
                                           its General Partner

                                   By:     Benchmark Communications Radio
                                           Limited Partnership, its
                                           General Partner

                                   By:     Benchmark Communications
                                           Holdings, Inc., its General
                                           Partner



                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                      ------------------------------------------
                                      William S. Banowsky, Jr.
                                      Vice President

ATTEST


/s/ KATHY ARCHER
-----------------------------------
Kathy Archer
Assistant Secretary

                                   WCOS (AM) LICENSE LIMITED PARTNERSHIP
                                   WCOS-FM LICENSE LIMITED PARTNERSHIP
                                   WHKZ LICENSE LIMITED PARTNERSHIP
                                   WVOC LICENSE LIMITED PARTNERSHIP

                                   By:     Benchmark Radio Acquisition
                                           Fund V Limited Partnership,
                                           its General Partner

                                   By:     Benchmark Radio Acquisition
                                           Fund IV Limited Partnership,
                                           its General Partner

                                   By:     Benchmark Communications Radio
                                           Limited Partnership, its
                                           General Partner

                                   By:     Benchmark Communications
                                           Holdings, Inc., its General
                                           Partner



                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                      ------------------------------------------
                                        William S. Banowsky, Jr.
                                        Vice President

ATTEST


/s/ KATHY ARCHER
-----------------------------------
Kathy Archer
Assistant Secretary

                                   WJMZ LICENSE LIMITED PARTNERSHIP

                                   By:     Benchmark Radio Acquisition
                                           Fund VII Limited Partnership,
                                           its General Partner

                                   By:     Benchmark Communications Radio
                                           Limited Partnership, its
                                           General Partner

                                   By:     Benchmark Communications
                                           Holdings, Inc., its General
                                           Partner



                                   By: /s/ WILLIAM S. BANOWSKY, JR.
                                      ------------------------------------------
                                        William S. Banowsky, Jr.
                                        Vice President

ATTEST


/s/ KATHY ARCHER
-----------------------------------
Kathy Archer
Assistant Secretary

                                  BENCHMARK GREENVILLE, L.L.C.

                                  By:     Benchmark Radio Acquisition Fund III
                                          Limited Partnership, its Manager

                                  By:     Benchmark Communications Radio
                                          Limited Partnership, its
                                          General Partner

                                  By:     Benchmark Communications
                                          Holdings, Inc., its General
                                          Partner



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------------------
                                        William S. Banowsky, Jr.
                                        Vice President

ATTEST


/s/ KATHY ARCHER
----------------------------------
Kathy Archer
Assistant Secretary

                                  WESC(AM) LICENSE LIMITED PARTNERSHIP
                                  WESC-FM LICENSE LIMITED PARTNERSHIP
                                  WFNQ LICENSE LIMITED PARTNERSHIP

                                  By:     Benchmark Greenville, L.L.C.,
                                          its General Partner

                                  By:     Benchmark Radio Acquisition
                                          Fund VII Limited Partnership,
                                          its Member

                                  By:     Benchmark Communications Radio
                                          Limited Partnership, its
                                          General Partner

                                  By:     Benchmark Communications
                                          Holdings, Inc., its General
                                          Partner



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------------------
                                        William S. Banowsky, Jr.
                                        Vice President

ATTEST


/s/ KATHY ARCHER
---------------------------------
Kathy Archer
Assistant Secretary

                                  WUSQ LICENSE LIMITED PARTNERSHIP
                                  WNTW LICENSE LIMITED PARTNERSHIP
                                  WYYD LICENSE LIMITED PARTNERSHIP
                                  WROV(AM) LICENSE LIMITED PARTNERSHIP
                                  WROV-FM LICENSE LIMITED PARTNERSHIP

                                  By:     Benchmark Radio Acquisition
                                          Fund VIII Limited
                                          Partnership, its General
                                          Partner

                                  By:     Benchmark Communications Radio
                                          Limited Partnership, its
                                          General Partner

                                  By:     Benchmark Communications
                                          Holdings, Inc., its General
                                          Partner



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------------------
                                        William S. Banowsky, Jr.
                                        Vice President
ATTEST:

/s/ KATHY ARCHER
----------------------------------
Kathy Archer
Assistant Secretary

                                  BENCHMARK RADIO ACQUISITION FUND VI, LC

                                  By: Benchmark Radio Acquisition Fund VIII Limited Partnership, its Member

                                  By:     Benchmark Communications Radio
                                          Limited Partnership, its
                                          General Partner

                                  By:     Benchmark Communications
                                          Holdings, Inc., its General
                                          Partner



                                  By: /s/ WILLIAM S. BANOWSKY, JR.
                                     ------------------------------------------
                                        William S. Banowsky, Jr.
                                        Vice President
ATTEST:

/s/ KATHY ARCHER
----------------------------------
Kathy Archer
Assistant Secretary

                                  IBJ SCHRODER BANK & TRUST COMPANY, as
                                  Trustee



                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

ATTEST:



----------------------------------------
Name:
     -----------------------------------
Title:
     -----------------------------------

                                   EXHIBIT A

                                   GUARANTEE

         The Guarantors (the "Guarantors," which term includes any successor Person under the Indenture, dated April 21, 1995, as amended, among Capstar Radio Broadcasting Partners, Inc. and its subsidiaries and IBJ Schroder Bank & Trust Company (the "Indenture")) have unconditionally guaranteed, on a senior subordinated basis, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee. Terms used and not defined herein shall have the meaning set forth in the Indenture.

                                        GUARANTORS:

                                        K-106, INC.
                                        GULFSTAR BEAUMONT BROADCASTING, INC.



                                        By: /s/ WILLIAM S. BANOWSKY, JR.
                                           -------------------------------------
                                                William S. Banowsky, Jr.
                                                Vice President